SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant          ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com

New York, NY
May 13, 2019

Dear Fellow Shareholders:
It is our pleasure to invite you to the Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 6, 2019.  The Meeting will be held at 10:30 a.m. ET.  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.
At the Meeting, you will be asked to:
1.
Elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until the 2022 annual meeting of shareholders, or thereafter when his successor is elected and qualifies (“Proposal 1”).

THE BOARD OF TRUSTEES OF THE FUND HAS CONSIDERED PROPOSAL 1 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.
2.	To consider and vote upon a shareholder proposal, if properly presented at the Meeting (“Shareholder Proposal”).
THE BOARD OF TRUSTEES OF THE FUND HAS CONSIDERED THE SHAREHOLDER PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.
3.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
Please sign, date, and return the enclosed Proxy Card at your earliest convenience.
On behalf of the Fund’s Board of Trustees and management, thank you for your continued support.
Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience.  Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 13, 2019

To the Shareholders of
Dividend and Income Fund:

The Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 6, 2019, at 10:30 a.m. ET, for the following purposes:
1.
To elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until the 2022 annual meeting of shareholders, or thereafter when his successor is elected and qualifies (“Proposal 1”).

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.
2.	To consider and vote upon a shareholder proposal, if properly presented at the Meeting (“Shareholder Proposal”).
THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

3.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
Proposal 1 and the Shareholder Proposal are discussed in the Proxy Statement attached to this Notice.  Only holders of record at the close of business on February 11, 2019 are entitled to receive notice of, and to vote at, the Meeting.
Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 6, 2019:  This Notice of Annual Meeting of Shareholders, Proxy Statement, and a form of proxy card are available on the Fund’s website at www.DividendandIncomeFund.com.
Please complete, sign, and date the enclosed proxy card.  The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the United States.  Instructions for the proper execution of proxies are set forth on the inside cover.  We ask your cooperation in completing and returning your proxy promptly.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.
Sincerely,
Russell Kamerman
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

Annual Meeting of Shareholders
of
Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT
May 13, 2019
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Dividend and Income Fund, a Delaware statutory trust (the “Fund”), to be voted at the Annual Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 6, 2019, at 10:30 a.m. ET (such meeting and any postponement(s) or adjournment(s) thereof are referred to collectively as the “Meeting”).
The Board has fixed the close of business on February 11, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the “Record Date”).  It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about May 21, 2019.
On the Record Date, 12,387,123 shares of the Fund were outstanding.  Each outstanding share is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” Proposal 1 and “Against” the Shareholder Proposal.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.
As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding shares, except as follows:
Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	1,121,240 (2)	9.05%
Bexil Corporation	1,105,211 (3)	8.92%
Midas Securities Group, Inc.	1,105,211 (4)	8.92%
Winmill & Co. Incorporated	1,105,211 (5)	8.92%
Winmill Family Trust	1,105,211 (6)	8.92%

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Mark C. Winmill	1,105,211 (7)	8.92%
Bexil Securities LLC	660,866 (8)	5.34%
Raymond James & Associates, Inc. (“Raymond James”) 880 Carillon Parkway St. Petersburg, FL 33716	851,182 (9)	6.87%
(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, 12th Floor, New York, NY 10005.
(2)
Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 660,866 shares directly owned by Bexil Securities LLC (“Bexil Securities”) and the 444,345 shares directly owned by Bexil Advisers LLC, the Fund’s investment manager (“Bexil Advisers” or the “Investment Manager”), each indirectly owned by Bexil Corporation (“Bexil”), as a result of his status as a controlling person of the Winmill Family Trust, Winmill & Co. Incorporated (“Winco”), and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill directly beneficially owns less than 1% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these 16,029 shares. The foregoing shall be referred to herein as the “TBW Ownership Disclosure.”

(3)	Bexil has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities and Bexil Advisers.
(4)	Midas Securities owns approximately 26% of the outstanding shares of Bexil and, as such, may be deemed to control Bexil.
(5)	Winco owns all of the outstanding shares of Midas Securities.
(6)	The Winmill Family Trust owns all of the voting stock of Winco.
(7)
Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 660,866 shares directly owned by Bexil Securities and the 444,435 shares directly owned by Bexil Advisers, each indirectly owned by Bexil, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(8)	Bexil Securities has beneficial ownership of these shares and may be deemed to share voting and investment power over these shares with its affiliates listed in the table above.
(9)
The number of shares shown is based solely on the Form 13G filed by Raymond James on February 15, 2019, reflecting information as of December 31, 2018, according to which Raymond James has no voting and sole dispositive power over all of the shares reported.

The 8.92% beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, and Mark C. Winmill, and included in the beneficial ownership reported by Mr. Thomas Winmill, represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities and Bexil Advisers by virtue of their role as trustees of the Winmill Family Trust. Each of Bexil Securities and Bexil Advisers intends to vote its shares of the Fund in favor of Proposal 1 and against the Shareholder Proposal. As of the Record Date, the Trustee Nominees and the Fund’s officers and Trustees directly own in the aggregate less than 1% of the outstanding shares of the Fund.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 150 days after the Record Date without further notice other than announcement at the Meeting.  Abstentions and brokernon-votes will not have an impact on the chairman’s determination to adjourn the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.
Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of Proposal 1.  Abstentions and broker non-votes will have the same effect as a vote against the Shareholder Proposal.
No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.
All costs of soliciting proxies for the Meeting will be borne by the Fund. Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  The Fund has retained Georgeson LLC to assist in the solicitation of proxies at a cost of $6,500 plus additional fees and out of pocket expenses, as applicable.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Photographic identification will be required for admission to the Meeting.
The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis.  The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2018.  Requests for such Annual Report should be directed to the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005 or by telephone to the Fund’s proxy solicitor toll-free at (866) 767-8989.  Such Annual Report is not to be regarded as proxy soliciting material.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS
While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposal in “Questions and Answers” format.  If you have any questions about the proposal or how to vote your shares, please call the Fund’s proxy solicitor toll free at (866) 767-8989.
Question:	What proposals will be acted upon at the Meeting?
A.
At the Meeting, you will be asked to (1) elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until the 2022 annual meeting of shareholders, or thereafter when his successor is elected and qualifies (“Proposal 1”), and (2) vote upon a shareholder proposal if properly presented at the Meeting (“Shareholder Proposal”).

Question:	How does the Board recommend that I vote?
A.
After careful consideration of Proposal 1, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund (the “Independent Trustees”), unanimously approved Proposal 1 and recommends that you vote in favor of Proposal 1.  The reasons for the Board’s recommendation are discussed in more detail in the Proxy Statement.

After careful consideration of the Shareholder Proposal, the Board, including all of the Independent Trustees, unanimously rejected the Shareholder Proposal and recommends that you vote against the Shareholder Proposal.
Question:	What are shareholders being asked to approve in Proposal 1?
A.
Shareholders are being asked to elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until the 2022 annual meeting of shareholders, or thereafter when his successor is elected and qualifies.  Messrs. Werner and Winmill have served on the Board since 2011 and have experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of their service as directors or trustees for more than 15 years on the boards of directors and trustees of other investment companies.

Question:	What are shareholders being asked to approve in the Shareholder Proposal?
A.	See the description provided herein.
Question:	What number should I call if I have questions?
A.	Please call the Fund’s proxy solicitor toll free at (866) 767-8989 with any questions.
Question:	How do I vote?
A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person. Please refer to your proxy card for instructions on how to vote by proxy via the Internet or by phone, if available.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” PROPOSAL 1 AND “AGAINST” THE SHAREHOLDER PROPOSAL.

PROPOSAL 1

TO ELECT EACH OF PETER K. WERNER AND THOMAS B. WINMILL TO THE BOARD OF TRUSTEES OF THE FUND AS A CLASS II TRUSTEE TO SERVE UNTIL THE 2022 ANNUAL MEETING OF SHAREHOLDERS, OR THEREAFTER WHEN HIS SUCCESSOR IS ELECTED AND QUALIFIES

Pursuant to the Governing Documents of the Fund (as defined herein), the Board is divided into three classes: Class I, Class II, and Class III.  One class of Trustees is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when his successor is elected and qualified.  At the Meeting, shareholders will be asked to elect each of Peter K. Werner and Thomas B. Winmill as a Class II Trustee.  Each of Mr. Werner’s and Mr. Winmill’s term as Class II Trustee will expire at the Meeting, or thereafter when his successor is elected and qualified.  No other class of Trustees has a term that so expires this year.
Upon the recommendation of the Board’s Nominating Committee for nomination by the Board as a candidate for election as a Trustee, with the unanimous approval of the Independent Trustees and the Continuing Trustees (as defined in the Fund’s Governing Documents), the Board has nominated each of Peter K. Werner and Thomas B. Winmill (the “Nominees”) for election as a Class II Trustee.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the election of the Nominees.  Should a Nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person as the Board may recommend.
 Information Regarding the Nominees

Set forth below is certain information regarding the Nominees for election as a Class II Trustee of the Fund.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Independent Trustee Nominee(4)
Peter K. Werner August 16, 1959	Trustee (Class II)	Since 2011	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

Interested Trustee Nominee
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Thomas B. Winmill, Esq.(5) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee (Class II); Chairman, President, Chief Executive Officer, Chief Legal Officer	Since 2011
He is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil (a holding company) and Winco (a holding company). He is a Director of Global Self Storage, Inc. (a self storage REIT) (“SELF”). He is a Director of Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.(6)
				4	Eagle Bulk Shipping Inc.(7) Global Self Storage, Inc.

(1)	The mailing address of each Nominee is, except as noted otherwise, 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	The Fund Complex, comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series), are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by a Nominee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)
Nominee who is not an “interested person” of the Fund as defined under the 1940 Act (“interested person”). Neither the Independent Trustee Nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted herein.
(6)	Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.
(7)	Thomas B. Winmill ceased serving as a director of Eagle Bulk Shipping Inc. in 2014.
In considering each Nominee for election, the Board evaluated each Nominee’s background and his qualifications.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each Nominee should be elected as a Trustee of the Fund, the Board considered and evaluated each Nominee’s relevant knowledge, experience, expertise, and independence.  The Nominees have experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of their service as directors or trustees for more than 15 years on the boards of directors and trustees of the other investment companies in the Fund Complex. In addition, the Board considered each Nominee’s experience with financial matters as a result of his industry experience.
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF EACH NOMINEE AS A CLASS II TRUSTEE.

Vote Required
Pursuant to the Fund’s Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee.  Accordingly, the election of each Nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present.  Each share cast “FOR” each Trustee Nominee will be counted toward the receipt of a plurality of votes.
Current Board Members
In addition to each Nominee for Class II Trustee set forth above, the Board of the Fund is comprised of the individuals listed below.

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(3)
Independent Trustees(4)
Roger Atkinson January 25, 1961	Trustee (Class I)	Since 2018 (current term ends at the 2021 annual meeting, or thereafter when his successor is elected and qualified)	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	1	None
Jon Tomasson September 20, 1958	Trustee (Class III)	Since 2017 (current term ends at the 2020 annual meeting, or thereafter when his successor is elected and qualified)	Since 2002, Mr. Tomasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc. (5)
(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	The Fund Complex is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series) which are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)
Trustees who are not “interested persons” of the Fund as defined under the 1940 Act.  None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Jon Tomasson ceased serving as a director of Eagle Bulk Shipping Inc. in 2014.

Executive Officers
The current executive officers of the Fund, other than those who serve as Trustees, are as follows:
Name, Address(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During the Past 5 Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014
Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker- Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill(3) November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

William M. Winmill(3) December 29, 1991	Vice President	2017
Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of the Fund, Foxby Corp., and Midas Magic.

(1)	The mailing address of each officer, except as noted otherwise, is 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 13, 2018.
(3)	Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.
Trustee and Executive Officer Compensation
Effective April 1, 2019, the basis of compensation for the Independent Trustees is a quarterly retainer of $1,275, a fee of $4,600 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, $2,000 for each shareholders’ meeting attended, and $1,000 per annum per committee chaired.  Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending such meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.  The Fund’s Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager.  Although pursuant to the Fund’s investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services (including, but not limited to compliance and accounting services), no current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund (compensation of the Chief Compliance Officer by the Investment Manager is subject to the approval of the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund).
The following table sets forth certain information regarding compensation of the Trustees and certain officers, if any, who received compensation (in excess of a threshold amount) from the Fund for the fiscal year ended December 31, 2018.
Compensation Table
Name of Person and Position	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex
Independent Trustees/Nominee:
Roger Atkinson (1)	$25,250	$25,250
Jon Tomasson	$26,000	$40,500
Peter K. Werner	$26,000	$42,500

Interested Trustee:
Thomas B. Winmill, Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer	$0	$0

Officer:
Russell Kamerman, Chief Compliance Officer, Secretary, and General Counsel (2)	$63,634	$109,698

(1)	Roger Atkinson began serving as a Trustee on January 29, 2018.
(2)
Represents the portion of Mr. Kamerman’s compensation that the Investment Manager received as reimbursements from, respectively, the Fund and Fund Complex for the provision of Mr. Kamerman’s services at cost.

Security Ownership of Management
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Trustee and/or Nominee as of the Record Date.
Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Nominee:
Roger Atkinson	$1 - $10,000	$1 - $10,000
Jon Tomasson	$0	$0
Peter K. Werner	$0	$10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000

As of April 30, 2019, no Independent Trustee or Independent Trustee Nominee owned beneﬁcially, or of record, any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

The following table sets forth ownership of the Fund’s equity securities by the Fund’s Trustees, Nominees, and named executive officers, as well as the number of equity securities beneficially owned by all of the Trustees, Nominees, and named executive officers as a group. Amounts owned reflect ownership as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Equity Securities
Roger Atkinson	750	*
Thomas O’Malley	0	0%
Jon Tomasson	0	0%
Peter K. Werner	0	0%
Thomas B. Winmill	1,121,240 (1)	9.05%
Trustees, Nominees and Named Executive Officers as a Group (5 persons)	1,121,990	9.06%

* Less than one percent.
(1)	See the TBW Ownership Disclosure (as defined herein).

Current Board Leadership Structure and Oversight Responsibilities
The Board of Trustees is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Trustees.  As described below, the Board has established four standing committees, Audit, Nominating, Executive, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.
The Trustees have designated Mr. Thomas B. Winmill to serve as the Chairman of the Board (the “Chairman”).  Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, chief legal officer, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management.  The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act).  The Independent Trustees have not appointed a lead Independent Trustee.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.  The Trustees believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.
Risk Oversight
The operation of an investment company generally involves a variety of risks including, among others, investment, compliance, operational and valuation risks.  As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  As part of its regular oversight of the Fund, the Board, directly and/or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, the Investment Manager, the Fund’s independent registered public accounting firm (“IRPAF”), outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers.  Different processes, procedures and controls are employed with respect to different types of risks. The conduct of the Fund’s day-to-day risk management functions are generally delegated to the Investment Manager and other service providers to the Fund.  The Investment Manager and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Qualification of Board of Trustees
Each Trustee’s background and, except with respect to Mr. Atkinson, his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than 15 years on the boards of directors and trustees of the other investment companies in the Fund Complex.  Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vinland Capital Investments, LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as an Independent Director and Trustee on the boards of directors and trustees of the other investment companies in the Fund Complex. Mr. Atkinson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company. Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than 20 years of the other investment companies in the Fund Complex.
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board Committees and Board of Trustees’ Meetings
Audit Committee.  The Board has an Audit Committee comprised of the Independent Trustees.  The purpose of the Audit Committee is to meet with the Fund’s IRPAF to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting.  The Audit Committee met three times during the fiscal year ended December 31, 2018.  A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.
Nominating Committee.  The Board also has a Nominating Committee, comprised of all the Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Declaration of Trust, as amended, and Bylaws (the “Governing Documents”) or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met two times during the fiscal year ended December 31, 2018.  A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.
Executive Committee.  The Board has an Executive Committee which was established in February 2011, comprised of Thomas B. Winmill, and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee met one time during the fiscal year ended December 31, 2018.
Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in June 2011, which may meet from time to time, to take such actions as are required by the Governing Documents of the Fund.  The Committee of Continuing Trustees is comprised of Messrs. Atkinson, Werner, Tomasson, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2018.
Rights Offering Committee. During the fiscal year ended December 31, 2014, the Fund formed an ad hoc Rights Offering Committee comprised of the Independent Trustees. The Rights Offering Committee met one time during the fiscal year ended December 31, 2018.
 The Fund has no compensation committee of the Board of Trustees.
For the fiscal year ended December 31, 2018, the current Board of Trustees held four regularly scheduled meetings and one special meeting. For the fiscal year ended December 31, 2018, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board of Trustees and of all Committees of the Board held during the period in which he served.  The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders but encourages such attendance.  On June 25, 2018, the Fund held an annual meeting of shareholders for the fiscal year ended December 31, 2017, which was attended by all of the Trustees.
Information Regarding the Fund’s Process for Nominating Trustee Candidates
In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.  The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Pursuant to the Fund’s Governing Documents, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act of 2002 (or other applicable law); (C) shall not serve as a trustee or officer of another closed end investment company unless such company is sponsored or managed by the Fund’s Investment Manager or by an affiliate of the Investment Manager; and (D) shall not serve or have served within the past 3 years as a trustee of any closed end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed end investment company, or (ii) shall be a current Trustee of the Fund.  In addition, to qualify as a nominee for a Trusteeship or election as a Trustee, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration of Trust, or any general policy adopted by the Board of Trustees regarding either retirement age or the percentage of interested persons and non-interested persons to comprise the Fund’s Board of Trustees.
The Nominating Committee of the Board of Trustees, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board of Trustees shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth herein, unless waived by the Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.
The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).
A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:
(1)
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 4.5% of the Fund’s shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 90 days nor more than 120 days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the most recent shareholders meeting at which Trustees were considered for election.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined herein); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter, as amended, was approved by the Board on December 13, 2018.
Report of the Audit Committee
Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, was the IRPAF for the Fund for the fiscal years ended December 31, 2017 and December 31, 2018 and is the IRPAF for the fiscal year ending December 31, 2019.  Representatives of TWB are not expected to attend the Meeting.
The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities.  As required by the Audit Committee Charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with TWB its independence with respect to the Fund.  The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of February 21, 2019.
The Fund’s financial statements for the fiscal year ended December 31, 2018 were audited by TWB.  The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standards No. 61, as amended.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Trustees (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended December 31, 2018.
Roger Atkinson, Member of the Audit Committee
Jon Tomasson, Member of the Audit Committee
Peter K. Werner, Chairman of the Audit Committee
Audit Fees
The aggregate fees billed for professional services rendered by TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $32,000 and $33,000 for the fiscal years ended December 31, 2017 and December 31, 2018, respectively.
Audit-Related Fees
The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended December 31, 2017 and December 31, 2018 were $2,000 and $2,000, respectively.

Tax Fees
The aggregate fees billed for tax-related services, including tax compliance, tax advice, and tax planning rendered by TWB to the Fund were $5,250 and $5,250 for the fiscal years ended December 31, 2017 and December 31, 2018, respectively.
All Other Fees
The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above, were $0 and $4,000 for the fiscal years ended December 31, 2017 and December 31, 2018, respectively.  All other fees consist of the aggregate fees billed for products and services provided by TWB other than audit, audit-related, and tax services.
Audit Committee Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Fund’s Investment Manager, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances:  (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2017 and December 31, 2018, respectively.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended December 31, 2017 and December 31, 2018 were $54,250 and $60,750, respectively.  The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

SHAREHOLDER PROPOSAL

A shareholder of the Fund, Matisse Discounted Closed-End Fund Strategy (“Matisse”), has informed the Fund that it intends to submit a shareholder proposal (“Shareholder Proposal”) at the Meeting and has requested that the Fund include the Shareholder Proposal in this year's proxy materials. The Fund will provide Matisse’s address and number of shares it owns promptly to any shareholder upon receiving an oral or written request for such information.

The Shareholder Proposal will be voted on only if it is properly presented at the Meeting. To be considered properly presented, a representative of Matisse who is qualified under state law must be present in person at the Meeting. In addition, a representative of Matisse must follow the proper state law procedures for attending the meeting and/or presenting the Shareholder Proposal.

The Board's explanation of the reasons for opposing the proposal is set forth below, along with the Shareholder Proposal and Matisse’s supporting statement exactly as received by the Fund. Neither the Fund nor the Board is responsible for the content of the Shareholder Proposal or Matisse’s supporting statement.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “AGAINST” THE SHAREHOLDER PROPOSAL

Shareholder Proposal

RESOLVED:  All investment advisory and management agreements between Dividend and Income Fund and Bexil Advisers LLC shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, at this meeting, a plan to liquidate or open-end the Fund within one year, then the investment advisory and management agreements between Dividend and Income Fund and Bexil Advisers LLC shall remain in effect as long as necessary to implement these actions.

THE BOARD’S STATEMENT OF OPPOSITION TO THE SHAREHOLDER PROPOSAL

The Board, including the Independent Trustees, has carefully considered the Shareholder Proposal and, for the reasons set forth below, strongly opposes termination of the investment management agreement with Bexil Advisers (the “Investment Management Agreement”), liquidating the Fund, or converting the Fund to an open-end mutual fund and unanimously recommends a vote “AGAINST” the Shareholder Proposal.

The Board bases its recommendation on its belief that adoption of the Shareholder Proposal would be inconsistent with the best interests of the Fund and its shareholders, the Fund’s performance has been satisfactory, and that terminating the Investment Manager would likely be disruptive to the operation of the Fund.

The Board believes that shareholders strongly benefit from the services, experience, and resources of the Investment Manager. If approved, the Shareholder Proposal would leave the Fund without an investment manager to manage its assets.  The Board believes that adoption of the Shareholder Proposal would have a significant adverse impact on the day-to-day operations of the Fund and could result in significant loss of share value for Fund shareholders.

To protect your investment in the Fund against the uncertainty and potential loss of value that could follow adoption of the Shareholder Proposal, you should vote AGAINST the Shareholder Proposal.

No Disclosed Plan for the Future of the Fund

Matisse has not said what it would seek to have the Fund do if the Fund’s shareholders were to approve the Shareholder Proposal.  The Board believes this lack of a clear, specific plan is especially troubling because if the Investment Management Agreement were terminated, the Fund would be left without an investment manager to manage its assets and other operations, which and could result in a significant loss of share value for Fund shareholders.

No Explanation of How the Fund Would Operate Without an Investment Manager

The Fund relies on Bexil Advisers as its investment manager to provide both investment advisory services and administrative services, including accounting and compliance.

Termination of the Investment Management Agreement would leave the Fund orphaned without an investment adviser, disrupt the Fund's investment process, and may increase costs of the Fund. Any new investment advisory agreement to be entered into by the Fund with another investment adviser requires the approval of (i) the Board (including a majority of the Independent Trustees) and (ii) a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). For these purposes, as required by the 1940 Act, the vote of a “majority” of the Fund’s outstanding voting securities means the affirmative vote of (a) 67% or more of Fund’s voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. Given the significant threshold required to approve a new investment advisory agreement, it may be difficult to identify and retain a qualified investment adviser to provide investment advisory services to the Fund. Additionally, the search for and the costs associated with the hiring of a new investment adviser and the negotiation of a new investment management agreement would be borne by the Fund and its shareholders. Such costs could include, among other things, consultants and third-party information providers to quantify and analyze information, the holding of a special shareholders' meeting to approve any new management agreement, potentially amending certain of the Fund's existing investment objectives to align with those required by a new adviser, and increased charges by existing services providers associated with the transition. There can be no assurance what the effects of those costs would be to the Fund.

The termination of the Investment Management Agreement also would lead to the loss of access to all administrative personnel and services currently provided by the Investment Manager, which would cause substantial disruption to the Fund’s business and operations. The Investment Manager also provides the Fund with certain administrative services and officers and other personnel that are necessary for the operations of the Fund.  In particular, the Investment Manager provides the Fund with administrative services including, among others: (i) overseeing and preparing disclosure documents, such as periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators and the New York Stock Exchange; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing other administrative functions necessary for the operation of the Fund, including fulfilling legal, compliance, and regulatory filing requirements. The Board evaluates the services provided by the Investment Manager on an annual basis and believes that the Fund currently receives high quality services and that the loss of those services would be detrimental to the Fund and its shareholders. The Board believes that it would be difficult and time-consuming to replace the Investment Manager and the services it currently provides for the Fund with an investment adviser of similar quality that would provide such services at a comparable price.
If the Fund is going to continue to operate in its current manner, it will need an investment manager. Matisse gives no explanation of how the Fund could be managed if the Shareholder Proposal were approved and as a result the Fund had no access to management resources. Matisse has not provided any alternate managers to oversee the Fund.

For these reasons, the Board believes that the termination of the Investment Management Agreement would cause significant distraction to the management of the Fund, is likely to disrupt the business and operations of the Fund, and could be detrimental to the value of the Fund’s shares.

Management’s Substantial Long term, Commitment to Shareholder Returns

The Board considered that the Investment Manager has shown a long term focus and enthusiasm for the Fund’s investment objectives and strategies, and their potential, as evidenced by the fact that affiliates of the Investment Manager have owned more than 5% of the Fund’s shares since 2011, and as of June 30, 2018, own approximately 8.8% of the Fund’s outstanding shares pursuant to the Fund’s Governing Documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees.  The Board believes that the Fund’s other shareholders strongly benefit from the Investment Manager’s long term, substantial commitment to shareholder returns.

Closed-End Format is in the Best Interests of Shareholders

With respect to the alternative contained in the Shareholder Proposal, the Board believes that liquidating the Fund or converting it to an open-end fund would not be in the best interest of the Fund’s shareholders.  Liquidation or converting to an open-end fund could only be accomplished with additional time and expense, and could lead to a number of potentially adverse consequences including, among other things: (i) operational complexities, (ii) higher costs, and (iii) adverse tax consequences for shareholders in taxable accounts.  As a closed-end fund, the Fund has certain inherent advantages over the open-end structure.

The Shareholder Proposal does not discuss the potential negative consequences of abandoning the closed-end structure. A closed-end fund is different from an open-end fund in meaningful ways, and investors often choose a closed-end fund for the very characteristics that distinguish it from an open-end fund, such as (i) potentially more favorable long term investment returns than would be achieved if the Fund were an open-end fund pursuing a similar strategy, (ii) a stable asset base that can be invested for the long term, unconstrained by the unpredictable near-term liquidity requirements associated with an open-end fund, (iii) an operating structure that is potentially more cost-effective than that of many open-end funds, and (iv) a structure that allows for potentially more tax-efficient management of the portfolio than would be possible if the Fund were operated as an open-end fund.

The Board strongly believes that liquidation or conversion to an open-end mutual fund would result in a number of negative consequences, including, but not limited to:

•
Adverse effects on Portfolio Management. Liquidation, or conversion to an open-end mutual fund would be inconsistent with the Fund's investment strategies and could have a number of potentially adverse consequences, including: (i) a drastic reduction in the size of the Fund that would be preceded by a rapid liquidation of the Fund’s portfolio holdings, (ii) significant transactions costs being incurred by the Fund, (iii) the loss of the benefits of utilizing a closed-end fund structure, (iv) the imposition of higher on-going costs and expenses; and (v) potential adverse tax consequences for Fund shareholders in taxable accounts.

•
Increased Expense Ratio. It is likely that the Fund’s expense ratio would increase following a conversion to an open-end fund. Among other factors, the Investment Manager expects that substantial redemptions of Fund shares would occur, as arbitrageurs typically buy up closed-end fund shares in advance of an open-ending in order to promptly redeem them upon the fund’s conversion to open-end status. A reduction in the size of the Fund would result in the Fund’s fixed expenses being spread over a smaller asset base, thereby proportionally increasing the effect of such expenses on a per-share basis. These expenses would include legal, administrative, accounting, audit, and custody expenses. In addition, the Fund would incur new ongoing operating expenses associated with an open-end fund, such as the cost of annual registration statement updates, significantly higher transfer agent fees due to higher costs of servicing open-end fund shareholders and SEC and state blue sky registration fees.

•
Adverse Effects of Daily Redemptions. The Fund has the ability to always be fully invested. Since shareholders cannot redeem their shares every day as they would in an open-end fund, a closed-end fund permits fuller investment of capital because there is no need to keep large allocations in cash to meet potential redemptions. This benefit becomes more pronounced during times of economic crisis when a closed-end fund can manage its assets in a much more opportunistic manner. In contrast, an open-end fund during times of crisis must focus on liquidity management because it may be forced to sell portfolio securities at inopportune times in response to redemption requests.

•
Adverse Effect on Dividend Reinvestment Plan. Long term shareholders of closed-end funds benefit from the cyclical nature of trading discounts by participating in dividend reinvestment plans such as that offered by the Fund. When the Fund's shares trade in the market at a discount to net asset value, distributions owed to participants in the dividend reinvestment plan are reinvested based at prevailing market prices. If the trading discount were to narrow in the future, participants in the dividend reinvestment plan have the potential to realize enhanced returns. Because open-end funds may not issue shares for less than full net asset value, if the Fund were to convert into an open-end fund, shareholders would no longer be able to reinvest their distributions at a price below net asset value.

•
Adverse Effect on Leverage and Distribution Policy. Closed-end funds are different from open-end funds as to the extent to which they can use leverage and implement managed distribution policies. A conversion to an open-end fund would result in termination of the quarterly distribution pursuant to the distribution policy. Many investors favor closed-end funds for their consistent cash flow.

•
Adverse Impact of Liquidity Risk Management. Experience suggests that there are more redemptions in open-end funds near market bottoms, which often are good times to invest and not good times to sell portfolio securities, because prices are depressed. Conversely, new money tends to be invested in open-end funds near market peaks, which are generally not good times for funds to invest. These factors have a tendency to increase investment volatility. Closed-end funds such as the Fund, on the other hand, are able to maintain their investment strategy during these peaks and troughs without being forced to invest new money or liquidate portfolio holdings at times when sound investment practice could dictate otherwise and without generating unnecessary portfolio turnover and transaction costs.

•
Loss of Shareholder Value. Liquidation is a process that may impair the value of the Fund's portfolio holdings. In the time it could take to properly liquidate the Fund, many market and/or economic events could occur that would result in a change in the value of the Fund's assets and net asset value per share, and in its stock price. In addition, the costs and expenses involved in liquidation could reduce the amount shareholders receive from the liquidation.

•
Loss of Exchange Listing. In the event of a conversion to an unlisted open-end mutual fund, shareholders would lose the benefits of owning an exchange-listed fund, including the governance protocols and the ability to purchase and sell Fund shares intra-day.

Fund Discount Considerations

The Fund believes that the divergence in market prices for the Fund's shares from the Fund's underlying NAV per share is inherent in the closed-end fund structure. Discounts to NAV are common among closed-end funds. Trading at a discount tends to attract short term investors seeking to realize a profit of the incremental differential between the market price paid by the investor and the fund's NAV. The Board does not endorse short term trading as it is inconsistent with the Fund's investment approach and with the investment objectives of the Fund’s long term shareholders.

A discount provides a closed-end fund’s shareholders with the opportunity to obtain exposure to the Fund’s underlying assets at a price that is below the market price for those assets, and investors who reinvest their dividends and capital gains distributions at a discount may receive greater returns over the long term. Shareholders who sell their shares at a discount will not receive the NAV of their shares, and many such shareholders paid less than NAV for shares at the time of purchase.

The Board regularly reviews and considers measures that are intended to provide long term benefit to the Fund's shareholders, including those relating to dividends and distributions. In evaluating these measures, the Board considers whether their implementation would be in the best interests of the Fund's shareholders, including the experiences of other fund complexes that have implemented similar measures.  In September 2018, the Fund increased its quarterly distribution from $0.15 per share to $0.20 per share. The increase was adopted primarily to more closely align the Fund’s distributions to its taxable income, but also this quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount.

Conclusion

The Shareholder Proposal not only fails to provide any data or rationale demonstrating how termination of the Investment Management Agreement, a liquidation, or conversion to an open-end fund would improve the Fund's long term performance, but it also fails to show why such actions might be preferable to current features of the Fund that shareholders might consider important to their long term investment objectives, such as continuity of investment management, regular distributions, and significant distribution yield. The Shareholder Proposal also does not take into account the strong commitment of the Investment Manager and the Board to act in the best interests of the Fund and its shareholders as demonstrated by the actions taken over the years to enhance shareholder value.

After taking the foregoing considerations into account, the Board, including the Independent Trustees, believes that the Shareholder Proposal is contrary to the best interests of the Fund and its shareholders.

***

The Supporting Statement provided by Matisse for inclusion in this Proxy Statement is as follows:

Matisse’s Supporting Statement

Ever since the current adviser began to manage Dividend and Income Fund over 7 years ago, the Fund has traded at an extremely large discount to NAV, effectively holding shareholders captive, since they can only exit their investment for substantially less than it is worth.

The Fund’s discount has averaged 14% since 2/1/11, 19% over the past 3 years, 22% in 2018, and at year end 2018 it traded at a 26% discount!

Why, a long-suffering shareholder asks, has the Fund so consistently traded at this huge and seemingly ever-widening discount?

Well, to start with, the Fund, like clockwork, has engaged in highly dilutive rights offerings every 2 years since 2011.  These rights offerings force shareholders to either come up with fresh cash or see their ownership diluted.

Then there’s the other matter of performance.  By just about every metric, even the Fund’s at-NAV returns have been poor.  For example, taking the Fund’s annual and semiannual reports at face value, the Fund’s total annualized return at NAV for the period 12/31/11-6/30/18 was +9.92%, while the S&P 500 annualized at +14.99% (per Bloomberg) for the same time period.  Also per the Fund’s annual report, the total annualized return at market price (the return the shareholder actually receives) for the same time period was +8.09%.  When the books are closed on 2018, they will show the last half of the year with disastrous results: a 15% loss at NAV and a shocking 20% loss at market price, as compared to the S&P 500 at only a 7% loss.

In our view, by allowing such a large discount to persist, by giving current management a “pass” despite poor performance, and especially by conducting multiple rights offerings which seem to have had no measurable effect other than creating a larger asset base to generate management fees, the Board has ignored its fiduciary duty.  Instead of being diluted, all shareholders deserve the opportunity to receive full value for their shares today.

Who are we? We are an open-end mutual fund (Matisse Discounted Closed-End Fund Strategy, MDCEX) which has owned shares of DNI continuously for several years. Feel free to contact us about this matter; we are happy to discuss. Contact Eric Boughton, CFA, at (503) 210-3005.

Vote Required
The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is necessary to approve the Shareholder Proposal. For these purposes, as required by the 1940 Act, the vote of a “majority” of the Fund’s outstanding voting securities means the affirmative vote of (a) 67% or more of the Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker non-votes, if any, will be counted as represented at the Meeting and will have the same effect as a vote against the Shareholder Proposal.

OTHER BUSINESS

The Bylaws provide that the only matters that may be acted on at the Meeting are those stated in the Notice of Annual Meeting of Shareholders, except as required by applicable law.  Accordingly, other than such matters, no other business may properly come before the Meeting.  If any such matters requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange.  Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.  Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act, except that Roger Atkinson filed a late Form 3.
 Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders except as required by applicable law, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders.
The Fund’s Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual shareholders meeting at which Trustees were considered for election; provided, however, that in the event that either the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice of the preceding year’s annual meeting or there was no annual meeting in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of the mailing of the notice of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2020 Annual Meeting (but not included in the Fund’s proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be received by the Secretary of the Fund no earlier than January 22, 2020 and no later than February 21, 2020.  Additionally, no shareholder may give a notice to the Secretary of the Fund described in Article II, Section 12(a)(2) or Section 12(b) of the Fund’s Bylaws (governing advance notice of shareholder nominations for trustee and other shareholder proposals for annual and special meetings of shareholders) unless such shareholder holds a certificate or certificates, as the case may be, for all shares owned by such shareholder, and a copy of each such certificate shall accompany such shareholder’s notice to the Secretary in order for such notice to be effective.  If you wish to have your proposal considered for inclusion in the Fund’s 2020 Proxy Statement, we must receive it on or before January 22, 2020, pursuant to Rule 14a-8(e)(2) of the Exchange Act.
The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Governing Documents, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable laws and/or documents.
Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary, Russell Kamerman, 11 Hanover Square, 12th Floor, New York, New York 10005.
Shareholder Communications with the Board of Trustees
The Fund’s Board of Trustees has adopted a process for shareholders to send communications to the Board.  To communicate with the Board of Trustees or an individual Trustee of the Fund, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of Trustees of the Fund or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board of Trustees or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, must continue to meet all the requirements of Rule 14a-8.
Investment Manager
The address of Bexil Advisers is 11 Hanover Square, 12th Floor, New York, New York 10005.  The Investment Manager also provides administrative services to the Fund.

Any Purchases or Sales of Securities of the Investment Manager, its Parents, or Subsidiaries
Since the beginning of the most recently completed fiscal year, no Trustee or Trustee Nominee has made any purchases or sales of securities of the Investment Manager or its parents, or subsidiaries of either, except as follows: in accordance with the Notice of Grant of Incentive Stock Option Award dated as of December 12, 2014 to Mr. Thomas Winmill, on January 2, 2018, he elected to exercise the right to purchase 10,739 shares of Bexil at the price of $7.92 per share.  Transactions involving securities in an amount not exceeding one percent of the outstanding securities of the Investment Manager or its parents, or subsidiaries of either, may be omitted. There is no arrangement or understanding with respect to the composition of the Board of Trustees of the Fund or of the Investment Manager, or with respect to the selection of appointment of any person to any office with either such company.
Householding
One document (i.e., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free (866) 767-8989 or writing to the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005.

May 13, 2019

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD,
AND MAIL IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

DIVIDEND AND INCOME FUND	PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 6, 2019

This proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the “Fund”) for the Annual Meeting of Shareholders to be held on June 6, 2019 and at any adjournment(s) or postponement(s) thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and Russell Kamerman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on June 6, 2019, at 10:30 a.m. ET (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the “Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

This section must be completed for your vote to be counted. Date and sign below.

NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the holder is a corporation or partnership, please sign “[print entity name] by [sign your name] as [title].”

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

NOTE ADDRESS CHANGE:
☐  TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT  LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this proxy is signed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal(s) in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

DIVIDEND AND INCOME FUND	PROXY CARD

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL 1:

1. To elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until the 2022 annual meeting of shareholders, or thereafter when his successor is elected and qualifies.

Nominees:
Peter K. Werner	FOR	WITHHOLD AUTHORITY
	□	□

Thomas B. Winmill	FOR	WITHHOLD AUTHORITY
	□	□

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “AGAINST” THE FOLLOWING SHAREHOLDER PROPOSAL (PROPOSAL 2):

2. If properly presented at the meeting, the following shareholder proposal:

RESOLVED:  All investment advisory and management agreements between Dividend and Income Fund and Bexil Advisers LLC shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, at this meeting, a plan to liquidate or open-end the Fund within one year, then the investment advisory and management agreements between Dividend and Income Fund and Bexil Advisers LLC shall remain in effect as long as necessary to implement these actions.
FOR	AGAINST	ABSTAIN
□	□	□

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to PROXY TABULATOR PO BOX 808000, LOUISVILLE, KY 40233-9890 so that your shares can be represented at the Meeting.  If no instructions are given on the proposal, the proxies will VOTE FOR PROPOSAL 1 AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2) and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact the Fund’s proxy solicitor toll free at (866) 767-8989.  Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. ET.

Important Notice Regarding the Availability of the Proxy Materials for the Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders and Proxy Statement are available at: www.DividendandIncomeFund.com.

THANK YOU FOR VOTING